UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30

(MainStay Cushing MLP Premier Fund)

Date of reporting period: May 31, 2021

FORM N-CSR

The information presented in this Form N-CSR relates solely to MainStay Cushing MLP Premier Fund series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay Cushing® MLP Premier Fund

Message from the President and Semiannual Report
Unaudited  |  May 31, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Although the COVID-19 pandemic continued to take a toll on personal lives and broad segments of the U.S. and global economies, from the start of the six-month reporting period ended May 31, 2021, investors looked beyond the immediate impact of the virus in expectation of an early recovery. That expectation appeared increasingly well founded as the rapid development and deployment of multiple vaccines in late 2020 and early 2021 soon reduced U.S. caseloads and allowed the most deeply affected parts of the economy to begin reopening.
Strongly positive investor sentiment defined the overall direction of the U.S. equity market, with 10 out of 11 industry sectors in the S&P 500® Index, a widely regarded benchmark of market performance, producing positive returns. Value-oriented stocks tended to outperform their growth-oriented counterparts as commodity prices rose and fundamental outlooks improved.
The energy sector, which had trailed the broader market during the prior reporting period, led the market’s gains on the strength of rising oil prices. West Texas intermediate crude oil, a global benchmark in oil pricing, rose from under $40 a barrel at the beginning of the reporting period to over $65 a barrel as of May 31, 2021, as economies reopened and global energy consumption increased in the face of constrained supply. Energy shares further benefited from relatively attractive stock valuations and increasing discipline on the part of many energy companies in terms of managing expenses and capital spending. Midstream energy stocks shared in the sector's gains but lagged more volatile exploration and production shares. Among midstream subsectors, those most leveraged to commodity prices, such as gatherers and processors, generally outperformed.
Despite the encouraging market environment and the progress we have seen in combatting the COVID-19 pandemic, at New York Life Investments we recognize that more remains to be done and that the world is likely to be changed in ways that are not yet fully apparent. You expect us to help you navigate the changing investment landscape with all the diligence and insight we’ve brought to bear in the past. We take it as our responsibility to exceed your expectations as we manage your assets through unpredictable times.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the New York Life Investments website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended May 31, 2021
Class	Sales Charge		Inception Date	Six Months	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 5.5% Initial Sales Charge	With sales charges	10/20/2010	25.91%	27.34%	-1.95%	-1.62%	1.60%
		Excluding sales charges		33.24	34.75	-0.84	-1.06	1.60
Investor Class Shares[3]	Maximum 5% Initial Sales Charge	With sales charges	7/11/2014	26.52	27.28	-1.94	-7.08	1.64
		Excluding sales charges		33.18	34.69	-0.82	-6.32	1.64
Class C Shares[2]	Maximum 1% CDSC	With sales charges	10/20/2010	31.49	32.72	-1.62	-1.82	2.39
	if Redeemed Within One Year of Purchase	Excluding sales charges		32.49	33.72	-1.62	-1.82	2.39
Class I Shares[2]	No Sales Charge		10/20/2010	33.30	34.96	-0.61	-0.81	1.35

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Alerian Midstream Energy Select Index[1]	37.98%	45.59%	4.77%	5.84%
Cushing MLP Premier Tiered Index[2]	37.98	37.54	-1.91	0.24
Alerian MLP Index[3]	44.09	43.63	-1.06	0.67
Morningstar Energy Limited Partnership Category Average[4]	35.26	41.21	0.20	0.57

1.	Effective, December 1, 2020, the Alerian Midstream Energy Select Index replaced the Alerian MLP Index as the Fund’s primary benchmark. The Alerian Midstream Energy Select Index is a broad-based composite of North American energy infrastructure companies. The Alerian Midstream Energy Select Index is a capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities.
2.	The returns for the tiered benchmark represent the returns of the Alerian MLP Index prior to December 1, 2020 and the returns of the Alerian Midstream Energy Select Index thereafter.
3.	The Alerian MLP Index is an unmanaged, capped, floatadjusted, capitalization-weighted index and a leading gauge of energy MLPs.
4.	The Morningstar Energy Limited Partnership Category Average is representative of funds that invest primarily a significant amount of their portfolio in energy master limited partnerships. These include but are not limited to limited partnerships specializing in midstream operations in the energy industry. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Cushing® MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing® MLP Premier Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2020, to May 31, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2020, to May 31, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 12/1/20	Ending Account Value (Based on Actual Returns and Expenses) 5/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,332.40	$ 9.48	$1,016.80	$ 8.20	1.63%
Investor Class Shares	$1,000.00	$1,331.80	$ 9.65	$1,016.65	$ 8.35	1.66%
Class C Shares	$1,000.00	$1,324.90	$14.03	$1,012.87	$12.14	2.42%
Class I Shares	$1,000.00	$1,333.00	$ 8.08	$1,018.00	$ 6.99	1.39%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.

Portfolio Composition as of May 31, 20211 (Unaudited)
(1) Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2) MLPs and Related Companies
(3) Common Stocks
(4) Convertible Preferred Stocks
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of May 31, 2021 (excluding short-term investments) (Unaudited)
1.	Targa Resources Corp.
2.	Energy Transfer LP
3.	Plains GP Holdings LP
4.	Enbridge, Inc.
5.	Williams Cos., Inc. (The)
6.	TC Energy Corp.
7.	Cheniere Energy, Inc.
8.	Pembina Pipeline Corp.
9.	Enterprise Products Partners LP
10.	ONEOK, Inc.

8	MainStay Cushing® MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jerry V. Swank and John M. Musgrave of Cushing Asset Management, LP, the Fund’s Subadvisor.
How did MainStay Cushing MLP® Premier Fund perform relative to its benchmarks and peer group during the six months ended May 31, 2021?
For the six months ended May 31, 2021, Class I shares of MainStay Cushing MLP® Premier Fund returned 33.30%, underperforming the 37.98% return of Alerian Midstream Energy Select Index, which was the Fund’s primary benchmark during the reporting period. Over the same period, the Fund also underperformed the 37.98% return of the Cushing MLP Premier Tiered Index, the Fund’s secondary benchmark, and the 44.09% return of the Alerian MLP Index, the Fund’s former primary benchmark. During the reporting period, Class I shares of the Fund underperformed the 35.26% return of the Morningstar Energy Limited Partnership Category Average.1
Were there any changes to the Fund during the reporting period?
Effective December 1, 2020, the Fund’s principal investment strategies were modified and the Fund’s primary benchmark changed from the Alerian MLP Index to the Alerian Midstream Energy Select Index and the Fund's secondary benchmark changed to the Cushing MLP Premier Tiered Index. In connection with these changes, the Fund intends to invest in a manner that will allow it to be treated as a regulated investment company (“RIC”), rather than a C corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2020, through November 30, 2021.
What factors affected the Fund’s relative performance during the reporting period?
We attribute most of the Fund’s underperformance relative to the Alerian Midstream Energy Select Index to the Fund’s underweight exposure to the Canadian midstream subsector. Notably, during the reporting period, Brookfield Infrastructure Partners made an unsolicited offer to acquire Inter Pipeline, a Canadian midstream company, for a significant premium to the previous day’s closing price. The Fund held no exposure to Inter Pipeline during the reporting period. While other Canadian midstream holdings, including Enbridge and TC Energy, were among the top performers for the Fund during the reporting period, the Fund held underweight exposure relative to the Alerian Midstream Energy Select Index. Both companies are large-cap, diversified midstream companies with high levels of contracted and committed capacity, and we view both as attractive long-term investment opportunities. However, the Fund’s top holdings remained more diversified than the top weightings of the Alerian Midstream Energy Select Index during the reporting period, a position we continued to maintain as of May 31, 2021.
In addition, despite positive absolute returns from holdings in the renewable yieldco subsector, the Fund’s overweight positioning in the subsector detracted from relative performance as investor concerns around rising rates and inflation pressured the group. However, we believe this subsector remained well positioned to benefit from long-term secular growth trends; and the expectation for increased policy support from a Democrat administration.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
After a sharp, late 2020 rally, the midstream energy sector extended its outperformance into the new year. From a macro level, progress on COVID-19 case rates, vaccination distribution and the gradual reopening of the economy continued in a positive direction. From a sector level, higher energy commodity prices, improved fundamental outlooks and significant free cash flow generation increased investor optimism and confidence in a sector recovery.
We believe these dynamics accentuated an investor rotation out of more expensive growth and tech sectors and into much cheaper value and cyclical sectors, with energy a key component of both. Crude oil prices rose sharply during the reporting period, as did the Alerian Midstream Energy Select Index, which handily outperformed the total return for the S&P 500® Index, a widely regarded benchmark of broad market performance.
In general, companies with higher direct and indirect energy commodity price exposure (including production volumes) outperformed during the reporting period. We believe these companies disproportionately benefited from the “reopening trade” and the broader market rotation into value and cyclical sectors as investors sought companies with greater leverage to a potential recovery.
During the reporting period, which subsectors were the strongest positive contributors to the Fund’s relative performance and which subsectors were particularly weak?
The subsectors making the strongest positive contributions to the Fund’s performance relative to the Alerian Midstream Energy Select Index included natural gas gatherers & processors and large-cap diversified master limited partnerships ("MLPs"). (Contributions take weightings and total returns into account.) The Fund benefited from increased exposure to companies with higher direct and indirect energy commodity price exposure, including production volumes. These companies, typically gatherers and processors, generally exhibit elevated exposure to wellhead economics.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

As noted earlier, the subsectors detracting most significantly from the Fund’s relative returns included Canadian midstream and large-cap diversified C corporations. While absolute performance was positive from both subsectors, these subsectors represented the largest underweight positions in the Fund versus its benchmark throughout the reporting period. This underweight exposure was the main detractor from relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top positive contributors to the Fund’s absolute performance were shares in Targa Resources, Energy Transfer and Plains GP Holdings. All three positions were among the Fund’s largest holdings during the reporting period and were positively impacted by strong commodity prices and exposure to improved wellhead economics. All three companies remained among the largest holdings in the Fund as of May 31, 2021, reflecting our belief that all three companies are well positioned to benefit from their integrated value chains across multiple geographies and products, as well as the ability to better withstand changing and slowing activity levels with exploration and production (“E&P”) customers.
The Fund’s only negative performer on an absolute basis for the reporting period was its position in Clearway Energy, owner and operator of a diversified portfolio of highly contracted renewable and conventional generation and thermal infrastructure projects. We believe the company’s stock was negatively impacted by investor concerns regarding rising rates and inflation as well as a general correction in renewable energy equities. The same dynamic appeared to negatively affect shares in Atlantica Sustainable Infrastructure and NextEra Energy Partners, the other most significant detractors from the Fund’s absolute performance during the reporting period. All three stocks remained in the Fund as of May 31, 2021.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchase during the reporting period was in shares of Energy Transfer, making it the Fund’s third-largest holding. Energy Transfer reported numerous positive developments, including a $2.4 billion gain from winter storm Uri in February 2021 that will allow the company to accelerate its debt reduction plans. The company also received a positive court ruling on the Dakota Access Pipeline, which will allow the pipeline to remain in service while an environmental impact study is completed over the next year. Other significant purchases included shares in Crestwood Equity Partners and Western
Midstream Partners. Both purchases increased the Fund’s exposure to more commodity-sensitive companies positioned closer to the wellhead. However, these additions were selectively made in companies we believed to have integrated value chains, conservative leverage profiles and overly discounted valuations.
The Fund’s largest sales during the reporting period included shares in Equitrans Midstream and Magellan Midstream Partners. Equitrans Midstream continued to be hindered by regulatory setbacks on its Mountain Valley Pipeline project. The Fund’s position in Magellan Midstream was trimmed to allow for increased MLP-structured exposure to more commodity-sensitive names as mentioned above. Both holdings remained in the Fund as of the end of the reporting period.
How did the Fund’s subsector weightings change during the reporting period?
The Fund’s subsector weightings were mostly stable during the reporting period. Exposure to the natural gas gatherers & processors subsector increased due to positive relative performance and additions to holdings in Crestwood Equity Partners and Western Midstream Partners. Conversely, exposure to the yieldco subsector decreased due to weak relative performance.
How was the Fund positioned at the end of the reporting period?
As of May 31, 2021, the Fund’s largest subsector holdings on an absolute basis included large cap diversified C corporations, large-cap MLPs and natural gas gatherers & processors. Relative to the Alerian Midstream Energy Select Index, the Fund’s largest overweight positions as of the same date included NextEra Energy Partners, Targa Resources and Hess Midstream, while its most significantly underweight positions included Inter Pipeline, Enbridge and Enterprise Products Partners.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Cushing® MLP Premier Fund

Portfolio of Investments May 31, 2021† (Unaudited)
	Shares	Value
Common Stocks 56.1%
Canadian Midstream 3.0%
Canada 3.0%
Keyera Corp.	778,500	$ 19,307,032
General Partnerships 1.0%
United States 1.0%
EnLink Midstream LLC	1,250,000	6,100,000
Large Cap Diversified C Corps 34.6%
Canada 15.5%
Enbridge, Inc.	960,000	36,940,800
Pembina Pipeline Corp.	960,000	31,027,200
TC Energy Corp.	617,000	31,504,020
United States 19.1%
Cheniere Energy, Inc. (a)	367,000	31,158,300
Kinder Morgan, Inc.	1,440,000	26,409,600
ONEOK, Inc.	560,000	29,534,400
Williams Cos., Inc. (The)	1,340,000	35,295,600
		221,869,920
Natural Gas Gatherers & Processors 9.0%
United States 9.0%
Antero Midstream Corp.	490,312	4,706,994
Targa Resources Corp.	1,370,000	53,238,200
		57,945,194
Natural Gas Transportation & Storage 3.0%
United States 3.0%
Equitrans Midstream Corp.	2,370,000	19,528,800
Refiners 1.5%
United States 1.5%
Marathon Petroleum Corp.	150,000	9,270,000
YieldCo 4.0%
Spain 2.0%
Atlantica Sustainable Infrastructure plc	344,000	12,504,400
United States 2.0%
Clearway Energy, Inc.	489,000	13,119,870
		25,624,270
Total Common Stocks (Cost $302,196,514)		359,645,216
MLP Investments and Related Companies 38.7%
Large Cap Diversified C Corps 7.5%
United States 7.5%
Plains GP Holdings LP	4,400,000	48,004,000
	Shares	Value
Large Cap MLP 19.8%
United States 19.8%
Energy Transfer LP	4,850,000	$ 48,015,000
Enterprise Products Partners LP	1,260,000	29,748,600
Magellan Midstream Partners LP	400,000	19,716,000
MPLX LP	1,030,000	29,488,900
		126,968,500
Natural Gas Gatherers & Processors 7.5%
United States 7.5%
DCP Midstream LP	270,000	6,795,900
Hess Midstream LP	824,841	21,008,700
Rattler Midstream LP	1,292,595	13,623,952
Western Midstream Partners LP	360,000	7,192,800
		48,621,352
YieldCo 3.9%
United States 3.9%
NextEra Energy Partners LP	365,000	24,955,050
Total MLP Investments and Related Companies (Cost $185,700,498)		248,548,902
Convertible Preferred Stock 1.2%
Natural Gas Gatherers & Processors 1.2%
United States 1.2%
Crestwood Equity Partners LP 8.72%	260,000	7,451,600
Total Convertible Preferred Stock (Cost $5,720,000)		7,451,600
Short-Term Investment 4.4%
Affiliated Investment Company 4.4%
United States 4.4%
MainStay U.S. Government Liquidity Fund 0.01% (b)	28,315,882	28,315,882
Total Short-Term Investment (Cost $28,315,882)		28,315,882
Total Investments (Cost $521,932,894)	100.4%	643,961,600
Other Assets, Less Liabilities	(0.4)	(2,741,999)
Net Assets	100.0%	$ 641,219,601

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of May 31, 2021.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments May 31, 2021† (Unaudited) (continued)
Abbreviation(s):
MLP—Master limited partnership
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 359,645,216	$ —	$ —	$ 359,645,216
MLP Investments and Related Companies	248,548,902	—	—	248,548,902
Convertible Preferred Stock	7,451,600	—	—	7,451,600
Short-Term Investment
Affiliated Investment Company	28,315,882	—	—	28,315,882
Total Investments in Securities	$ 643,961,600	$ —	$ —	$ 643,961,600

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Cushing® MLP Premier Fund

Statement of Assets and Liabilities as of May 31, 2021 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $493,617,012)	$ 615,645,718
Investment in affiliated investment companies, at value (identified cost $28,315,882)	28,315,882
Cash denominated in foreign currencies (identified cost $240,136)	242,304
Receivables:
Dividends and interest	1,667,989
Fund shares sold	628,477
Other assets	236,010
Total assets	646,736,380
Liabilities
Payables:
Fund shares redeemed	3,398,777
Manager fees (See Note 3)	591,243
Transfer agent (See Note 3)	450,338
Investments purchased	293,210
NYLIFE Distributors (See Note 3)	173,379
Shareholder communication	108,554
Professional fees	67,556
Trustees	12,529
Custodian	3,299
Franchise taxes	265,833
Accrued expenses	16,578
Distributions payable	135,483
Total liabilities	5,516,779
Net assets	$ 641,219,601
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 88,579
Additional paid-in-capital	2,090,982,803
2,091,071,382
Total distributable earnings (loss)	(1,449,851,781)
Net assets	$ 641,219,601
Class A
Net assets applicable to outstanding shares	$227,488,576
Shares of beneficial interest outstanding	30,827,397
Net asset value per share outstanding	$ 7.38
Maximum sales charge (5.50% of offering price)	0.43
Maximum offering price per share outstanding	$ 7.81
Investor Class
Net assets applicable to outstanding shares	$ 2,150,027
Shares of beneficial interest outstanding	290,783
Net asset value per share outstanding	$ 7.39
Maximum sales charge (5.00% of offering price)	0.39
Maximum offering price per share outstanding	$ 7.78
Class C
Net assets applicable to outstanding shares	$148,531,628
Shares of beneficial interest outstanding	23,448,289
Net asset value and offering price per share outstanding	$ 6.33
Class I
Net assets applicable to outstanding shares	$263,049,370
Shares of beneficial interest outstanding	34,012,153
Net asset value and offering price per share outstanding	$ 7.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended May 31, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $36,974,526) (a)	$ 11,047,634
Interest	576
Dividends-affiliated	158
Total income	11,048,368
Expenses
Manager (See Note 3)	3,159,951
Distribution/Service—Class A (See Note 3)	243,954
Distribution/Service—Investor Class (See Note 3)	2,411
Distribution/Service—Class C (See Note 3)	706,984
Transfer agent (See Note 3)	473,684
Professional fees	114,684
Shareholder communication	109,699
Registration	64,659
Franchise tax	49,863
Trustees	12,465
Custodian	6,483
Insurance	3,305
Miscellaneous	15,956
Total expenses	4,964,098
Net investment income (loss)	6,084,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions, before income taxes	28,370,046
Foreign currency transactions	35,290
Net realized gain (loss)	28,405,336
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments, before income taxes	129,878,234
Translation of other assets and liabilities in foreign currencies	20,059
Net change in unrealized appreciation (depreciation)	129,898,293
Net realized and unrealized gain (loss)	158,303,629
Net increase (decrease) in net assets resulting from operations	$164,387,899

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $600,880.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Cushing® MLP Premier Fund

Statements of Changes in Net Assets
for the six months ended May 31, 2021 (Unaudited) and the year ended November 30, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,084,270	$ (1,197,031)
Net realized gain (loss)	28,405,336	(140,409,298)
Net change in unrealized appreciation (depreciation)	129,898,293	(117,991,143)
Net increase (decrease) in net assets resulting from operations	164,387,899	(259,597,472)
Distributions to shareholders:
Class A	(680,745)	—
Investor Class	(4,691)	—
Class C	(1,736,857)	—
Class I	62,219	—
	(2,360,074)	—
Distributions to shareholders from return of capital:
Class A	(12,559,748)	(24,903,370)
Investor Class	(124,138)	(259,009)
Class C	(9,099,580)	(26,398,607)
Class I	(15,191,060)	(38,015,735)
	(36,974,526)	—
Total distributions to shareholders	(39,334,600)	(89,576,721)
Capital share transactions:
Net proceeds from sales of shares	74,665,766	314,160,378
Net asset value of shares issued to shareholder in reinvestment of distributions	38,533,616	88,011,831
Cost of shares redeemed	(125,026,663)	(510,449,466)
Increase (decrease) in net assets derived from capital share transactions	(11,827,281)	(108,277,257)
Net increase (decrease) in net assets	113,226,018	(457,451,450)
Net Assets
Beginning of period	527,993,583	985,445,033
End of period	$ 641,219,601	$ 527,993,583
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2021*	Year Ended November 30,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.93	$ 9.09	$ 10.64	$ 11.71	$ 14.09	$ 14.47
Net investment income (loss) (a)	0.08	(0.01)	(0.09)	(0.08)	(0.17)	(0.16)
Net realized and unrealized gain (loss) on investments	1.82	(2.25)	(0.52)	0.35	(0.87)	1.23
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	1.90	(2.26)	(0.61)	0.27	(1.04)	1.07
Less distributions:
From net investment income	(0.02)	—	—	—	—	—
Return of capital	(0.43)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Total distributions	(0.45)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Net asset value at end of period	$ 7.38	$ 5.93	$ 9.09	$ 10.64	$ 11.71	$ 14.09
Total investment return (b)	33.24%	(24.48)%	(6.40)%	1.90%	(8.19)%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	2.31%††	(0.13)%	(0.92)%	(0.67)%	(1.21)%	(1.21)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	2.31%††	(0.11)%	(0.90)%	(0.66)%	(1.20)%	(1.22)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	1.63%††	1.60%	1.54%	1.51%	1.51%	1.52%
Portfolio turnover rate	17%	33%	50%	50%	29%	52%
Net assets at end of period (in 000’s)	$ 227,489	$ 168,532	$ 249,399	$ 278,507	$ 264,449	$ 360,473

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2020 to May 31, 2021, the Fund accrued $(49,863) in franchise tax expense, of which $(16,868) is attributable to Class A.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(30,329) is attributable to Class A.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(48,618) is attributable to Class A.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(22,756) is attributable to Class A.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(29,083) is attributable to Class A.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,819 is attributable to Class A.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.61%, 1.59%, 1.53%, 1.50%, 1.50% and 1.53% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.61%, 1.59%, 1.53%, 1.50%, 1.50% and 1.53% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2021*	Year Ended November 30,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.94	$ 9.10	$ 10.65	$ 11.71	$ 14.09	$ 14.47
Net investment income (loss) (a)	0.07	(0.01)	(0.09)	(0.08)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investments	1.83	(2.25)	(0.52)	0.36	(0.87)	1.22
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	1.90	(2.26)	(0.61)	0.28	(1.04)	1.07
Less distributions:
From net investment income	(0.02)	—	—	—	—	—
Return of capital	(0.43)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Total distributions	(0.45)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Net asset value at end of period	$ 7.39	$ 5.94	$ 9.10	$ 10.65	$ 11.71	$ 14.09
Total investment return (b)	33.18%	(24.45)%	(6.04)%	1.99%	(8.19)%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	2.16%††	(0.18)%	(0.92)%	(0.71)%	(1.22)%	(1.16)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	2.16%††	(0.17)%	(0.91)%	(0.70)%	(1.21)%	(1.16)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	1.66%††	1.64%	1.54%	1.53%	1.53%	1.55%
Portfolio turnover rate	17%	33%	50%	50%	29%	52%
Net assets at end of period (in 000’s)	$ 2,150	$ 1,783	$ 2,446	$ 2,575	$ 2,616	$ 3,157

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2020 to May 31, 2021, the Fund accrued $(49,863) in franchise tax expense, of which $(168) is attributable to Investor Class.
For the year ended November 30, 2020, The Fund accrued $(111,509) in franchise tax expense, of which $(313) is attributable to Investor Class.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(466) is attributable to Investor Class.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(218) is attributable to Investor Class.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(333) is attributable to Investor Class.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $50 is attributable to Investor Class.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver was 1.64%, 1.63%, 1.53%, 1.52%, 1.52%, 1.55% and 1.50% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver was 1.64% 1.63%, 1.53%, 1.52%, 1.52% and 1.55% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2021*	Year Ended November 30,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 5.17	$ 8.14	$ 9.69	$ 10.86	$ 13.26	$ 13.81
Net investment income (loss) (a)	0.04	(0.05)	(0.15)	(0.16)	(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments	1.57	(2.02)	(0.46)	0.33	(0.81)	1.14
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	1.61	(2.07)	(0.61)	0.17	(1.06)	0.90
Less distributions:
From net investment income	(0.08)	—	—	—	—	—
Return of capital	(0.37)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Total distributions	(0.45)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Net asset value at end of period	$ 6.33	$ 5.17	$ 8.14	$ 9.69	$ 10.86	$ 13.26
Total investment return (b)	32.49%	(25.03)%	(7.06)%	1.09%	(8.88)%	7.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	1.31%††	(0.87)%	(1.65)%	(1.45)%	(1.99)%	(1.95)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	1.31%††	(0.85)%	(1.64)%	(1.44)%	(1.98)%	(1.95)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	2.42%††	2.39%	2.29%	2.28%	2.28%	2.30%
Portfolio turnover rate	17%	33%	50%	50%	29%	52%
Net assets at end of period (in 000’s)	$ 148,532	$ 138,776	$ 272,423	$ 397,557	$ 445,524	$ 538,336

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2020 to May 31, 2021, the Fund accrued $(49,863) in franchise tax expense, of which $(12,318) is attributable to Class C.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(29,666) is attributable to Class C.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(60,864) is attributable to Class C.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(34,832) is attributable to Class C.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(50,302) is attributable to Class C.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,231 is attributable to Class C.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 2.40%, 2.38%, 2.28%, 2.27%, 2.27% and 2.30% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 2.40%, 2.38%, 2.28%, 2.27%, 2.27% and 2.30% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Cushing® MLP Premier Fund

Financial Highlights selected per share data and ratios
	Six months ended May 31, 2021*	Year Ended November 30,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 6.19	$ 9.41	$ 10.95	$ 11.99	$ 14.36	$ 14.69
Net investment income (loss) (a)	0.09	0.01	(0.07)	(0.05)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	1.90	(2.33)	(0.53)	0.35	(0.89)	1.24
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	—	—	—	—	—
Total from investment operations	1.99	(2.32)	(0.60)	0.30	(1.03)	1.12
Less distributions:
From net investment income	(0.00)	—	—	—	—	—
Return of capital	(0.45)	(0.90)	(0.94)	(1.34)	(1.34)	(1.45)
Net asset value at end of period	$ 7.73	$ 6.19	$ 9.41	$ 10.95	$ 11.99	$ 14.36
Total investment return (b)	33.30%	(24.27)%	(6.12)%	2.12%	(7.95)%	8.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense)) (c)	2.44%††	0.19%	(0.65)%	(0.41)%	(1.01)%	(0.93)%
Net investment income (loss) (excluding net deferred income tax benefit (expense)) (c)	2.44%††	0.21%	(0.63)%	(0.40)%	(1.00)%	(0.93)%
Net expenses (including net deferred income tax benefit (expense)) (c)(d)(e)	1.39%††	1.35%	1.29%	1.26%	1.26%	1.28%
Portfolio turnover rate	17%	33%	50%	50%	29%	52%
Net assets at end of period (in 000’s)	$ 263,049	$ 218,903	$ 461,177	$ 663,220	$ 536,749	$ 481,819

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Ratios including/excluding tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2020 to May 31, 2021, the Fund accrued $(49,863) in franchise tax expense, of which $(20,509) is attributable to Class I.
For the year ended November 30, 2020, the Fund accrued $(111,509) in franchise tax expense, of which $(51,201) is attributable to Class I.
For the year ended November 30, 2019, the Fund accrued $(209,064) in franchise tax expense, of which $(99,116) is attributable to Class I.
For the year ended November 30, 2018, the Fund accrued $(107,814) in franchise tax expense, of which $(50,008) is attributable to Class I.
For the year ended November 30, 2017, the Fund accrued $(131,121) in franchise tax expense, of which $(51,403) is attributable to Class I.
For the year ended November 30, 2016, the Fund accrued $43,881 in franchise tax benefit, of which $14,781 is attributable to Class I.
(d)	The ratio of expenses excluding tax expense to average net assets before waiver and recoupment was 1.37%, 1.34%, 1.27%, 1.25%, 1.25% and 1.28% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively. The ratio of expenses excluding tax expense to average net assets after waiver and recoupment was 1.37%, 1.34%, 1.27%, 1.25%, 1.25% and 1.28% for the period from December 1, 2020 to May 31, 2021 and fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Cushing® MLP Premier Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund is the successor to the Cushing® MLP Premier Fund (the “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the Fund’s Subadvisor (as defined in Note 3(A)), served as investment adviser.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 20, 2010
Investor Class	July 11, 2014
Class C	October 20, 2010
Class I	October 20, 2010
Class R6	N/A*
SIMPLE Class	N/A*

*	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV without a sales charge. Class R6 and SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Investor Class shares may convert automatically to Class A shares. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the

20	MainStay Cushing® MLP Premier Fund

Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of May 31, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended May 31, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of May 31, 2021 were fair valued in such a manner.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of

Notes to Financial Statements (Unaudited) (continued)
such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of May 31, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Beginning with the tax year which runs from December 1, 2020 through November 30, 2021, the Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Prior to December 1, 2020 the Fund was taxed as a C-corporation (as defined in Note 12).
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the Fund.. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
The actual tax characterization of the distributions made during the current year will not be determined until after the end of the fiscal year when the Fund can determine its earnings and profits and, therefore, may differ from the preliminary estimates.

22	MainStay Cushing® MLP Premier Fund

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s IRL Form 1065, Schedule K-1, received from each MLP. The Fund records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.
Distributions received from the Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. The Fund estimates approximately 100% of the distributions received from Energy Trusts and MLPs to be from return of capital. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the Fund’s fiscal year end.
The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statements of Operations. Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Concentration of Risk. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore the Fund may be subject to more risks than if it was more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which it invests may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.
The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser and a

Notes to Financial Statements (Unaudited) (continued)
wholly-owned investment advisory subsidiary of Swank Capital, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion. During the six-month period ended May 31, 2021, the effective management fee rate was 1.10%.
During the six-month period ended May 31, 2021, New York Life Investments earned fees from the Fund in the amount of $3,159,951 and paid the Subadvisor fees in the amount of $1,580,875. There were no waived fees and/or reimbursed expenses.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services ('Fund Services').
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class) C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended May 31, 2021, were $28,062 and $232, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended May 31, 2021, of $8,164 and $3,076, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until March 31, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended May 31, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$143,956	$—
Investor Class	1,738	—
Class C	134,745	—
Class I	193,245	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

24	MainStay Cushing® MLP Premier Fund

(F) Investments in Affiliates (in 000’s).  During the six-month period ended May 31, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ —	$ 44,942	$ (16,626)	$ —	$ —	$ 28,316	$ —(a)	$ —	28,316

(a)	Less than $500.

Note 4-Federal Income Tax
As of May 31, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$492,523,911	$157,324,239	$(5,886,550)	$151,437,689

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2016	$308,877,920	November 30, 2021
November 30, 2019	42,091,646	November 30, 2024
November 30, 2020	236,963,055	November 30, 2025
Total	$587,932,621

During the year ended November 30, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2020
Distributions paid from:
Return of Capital	$89,576,721

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to February 22, 2021, these services were provided by U.S. Bank, N.A. The services provided by U.S. Bank, N.A. were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $2,885 for the period December 1, 2020 through February 21, 2021.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 27, 2021, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 26, 2022, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended May 31, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or

Notes to Financial Statements (Unaudited) (continued)
borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended May 31, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended May 31, 2021, purchases and sales of securities, other than short-term securities, were $94,539 and $150,093, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended May 31, 2021 and the year ended November 30, 2020, were as follows:
Class A	Shares	Amount
Period ended May 31, 2021:
Shares sold	4,482,884	$ 30,026,964
Shares issued to shareholders in reinvestment of distributions	1,943,249	12,774,051
Shares redeemed	(4,130,982)	(27,160,882)
Net increase (decrease) in shares outstanding before conversion	2,295,151	15,640,133
Shares converted into Class A (See Note 1)	111,307	736,407
Net increase (decrease)	2,406,458	$ 16,376,540
Year ended November 30, 2020:
Shares sold	10,534,350	$ 66,605,135
Shares issued to shareholders in reinvestment of distributions	3,956,505	24,098,042
Shares redeemed	(13,511,714)	(85,800,906)
Net increase (decrease) in shares outstanding before conversion	979,141	4,902,271
Shares converted into Class A (See Note 1)	22,677	139,851
Shares converted from Class A (See Note 1)	(10,281)	(56,392)
Net increase (decrease)	991,537	$ 4,985,730

Investor Class	Shares	Amount
Period ended May 31, 2021:
Shares sold	14,919	$ 101,915
Shares issued to shareholders in reinvestment of distributions	18,205	119,594
Shares redeemed	(25,152)	(165,522)
Net increase (decrease) in shares outstanding before conversion	7,972	55,987
Shares converted into Investor Class (See Note 1)	2,533	17,670
Shares converted from Investor Class (See Note 1)	(19,826)	(129,014)
Net increase (decrease)	(9,321)	$ (55,357)
Year ended November 30, 2020:
Shares sold	64,698	$ 427,870
Shares issued to shareholders in reinvestment of distributions	38,954	237,373
Shares redeemed	(58,047)	(397,439)
Net increase (decrease) in shares outstanding before conversion	45,605	267,804
Shares converted into Investor Class (See Note 1)	6,998	37,557
Shares converted from Investor Class (See Note 1)	(21,260)	(130,642)
Net increase (decrease)	31,343	$ 174,719

Class C	Shares	Amount
Period ended May 31, 2021:
Shares sold	1,670,605	$ 9,730,100
Shares issued to shareholders in reinvestment of distributions	1,867,995	10,553,307
Shares redeemed	(6,861,773)	(39,136,622)
Net increase (decrease) in shares outstanding before conversion	(3,323,173)	(18,853,215)
Shares converted from Class C (See Note 1)	(95,412)	(549,469)
Net increase (decrease)	(3,418,585)	$ (19,402,684)
Year ended November 30, 2020:
Shares sold	3,360,709	$ 22,836,675
Shares issued to shareholders in reinvestment of distributions	4,737,869	25,759,285
Shares redeemed	(14,667,180)	(87,750,462)
Net increase (decrease) in shares outstanding before conversion	(6,568,602)	(39,154,502)
Shares converted from Class C (See Note 1)	(35,232)	(233,492)
Net increase (decrease)	(6,603,834)	$ (39,387,994)

26	MainStay Cushing® MLP Premier Fund

Class I	Shares	Amount
Period ended May 31, 2021:
Shares sold	5,044,421	$ 34,806,787
Shares issued to shareholders in reinvestment of distributions	2,198,833	15,086,664
Shares redeemed	(8,588,012)	(58,563,637)
Net increase (decrease) in shares outstanding before conversion	(1,344,758)	(8,670,186)
Shares converted into Class I (See Note 1)	5,831	41,516
Shares converted from Class I (See Note 1)	(16,948)	(117,110)
Net increase (decrease)	(1,355,875)	$ (8,745,780)
Year ended November 30, 2020:
Shares sold	30,089,959	$ 224,290,698
Shares issued to shareholders in reinvestment of distributions	5,857,068	37,917,131
Shares redeemed	(49,611,395)	(336,500,659)
Net increase (decrease) in shares outstanding before conversion	(13,664,368)	(74,292,830)
Shares converted into Class I (See Note 1)	31,947	243,118
Net increase (decrease)	(13,632,421)	$ (74,049,712)
Note 10–Recent Accounting Pronouncement
In March 2020, FASB issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended May 31, 2021, events and transactions subsequent to May 31, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:
At a meeting held on September 29-30, 2020, the Board considered and approved, among other related proposals: (i) modifications of the Fund’s principal investment strategies and (ii) changes to the Fund’s primary and secondary benchmarks. In connection with these changes, the Fund intends to invest in a manner that will allow it to elect to be treated as a RIC, rather than a C-corporation, under the Internal Revenue Code of 1986, beginning with the tax year which runs from December 1, 2020 through November 30, 2021. In connection with these changes, the Fund will experience increased portfolio turnover, which may cause the Fund to incur additional transaction costs and may cause all or a portion of the Fund’s fiscal 2021 distributions to be characterized as ordinary income rather than return of capital. The disposal of the Fund’s interest in certain MLPs may trigger a recapture of certain deductions which may result in additional liabilities incurred by the Fund. These changes took effect on December 1, 2020.
As noted above, the Fund intends to elect to be subject to tax as a RIC in connection with the filing of its taxable year ending November 30, 2021 federal income tax return, and such election would be effective December 1, 2020. If the Fund satisfies the required qualification tests and timely elects to be subject to tax as a RIC, it generally will not be subject to federal income or excise taxes on any income and gains timely distributed to its shareholders. In addition, in connection with the filing of its federal income tax return as a RIC for the year ending November 30, 2021, no portion of the net operating losses available for carryforward at November 30, 2020 will be available for future use. As a RIC, the Fund’s capital loss carryforwards will continue to be available to offset future capital gains and will expire as indicated in Note 4 to the financial statements.
On December 30, 2020, the Fund declared a distribution payable of $0.0750 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on December 29, 2020, which were payable on December 30, 2020.

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Cushing MLP Premier Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and Cushing in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Cushing that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Cushing in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and Cushing personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Cushing; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Cushing. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

28	MainStay Cushing® MLP Premier Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and Cushing
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of Cushing, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of Cushing and ongoing analysis of, and interactions with, Cushing with respect to, among other things, the Fund’s investment performance and risks as well as Cushing’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Cushing’s experience in serving as subadvisor to the Fund and advising other portfolios and Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing and New York Life Investments’ and Cushing’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Cushing and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed Cushing’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and Cushing to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to Cushing as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Fund. The Board considered that Cushing’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Cushing’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Cushing and acknowledged that New York Life Investments and Cushing must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Cushing to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Cushing from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cushing in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Cushing and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the

30	MainStay Cushing® MLP Premier Fund

reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to Cushing, the Board considered that any profits realized by Cushing due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Cushing, acknowledging that any such profits are based on the subadvisory fee paid to Cushing by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to Cushing is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
32	MainStay Cushing® MLP Premier Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Proxy Voting Record (Unaudited)
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure(Unaudited)
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
34	MainStay Cushing® MLP Premier Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

1.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT,WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1740752MS125-21	MSCU10-07/21
(NYLIM) NL258

Item 2.    Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a

date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	August 6, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	August 6, 2021

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.